Exhibit 99.1

OMNIQ Corp. Acquires Eyepax USA’s Intellectual Property and Technology to Establish
Leadership in Multibillion Dollar Automated Parking Solutions Market

●	OMNIQ is now positioned as a Prime Contractor within the $5.2 billion ticketless parking vertical
●	OMNIQ to expand its service offering beyond its AI-based Machine Vision solutions to provide an integrated comprehensive parking and campus management solution
●	OMNIQ to increase revenue share acting as the Prime Contractor instead of providing only AI-based sensors
●	Enables cloud-based recurring transaction revenue model, quick deployment and real-time control

Salt Lake City, UT (March 3, 2020) – OMNIQ Corp. (OTCQB: OMQS) (“OMNIQ”) announces the acquisition of the IP and certain other assets of Eyepax USA, a provider of customizable software and hardware packages of cloud-based parking management solutions. Eyepax’s solutions include its Online Parking System (OPS), a cloud-based solution for managing parking permit citations and enforcement; Citation Pro, which processes parking violations; and Lane Pro, parking and license-plate recognition using OMNIQ – HTS cameras. This acquisition complements OMNIQ’s AI-based Machine Vision comprehensive Vehicle Recognition System (including patented, License Plate, Color and Make Recognition) and enables the Company to provide an integrated, comprehensive solution that combines fixed, mobile and handheld hardware with a robust solution for issuance of virtual permits, citations and collections.

OMNIQ AI-based Machine Vision solutions are already installed in over 30 Airports in the US including, JFK, La Guardia, Newark, Los Angeles, Miami and others, as well as in Public Safety Projects in Florida, South America and sensitive districts in the Middle East.

The Eyepax parking enforcement and revenue control system (PERCS) provides a wide range of operational benefits, including: increased efficiency and time management for operators, enhanced revenue generation and elevated customer satisfaction levels. PERCS incorporates parking access and revenue enforcement capabilities within a single platform, using license plate recognition (LPR) technology. The system allows an administrator to manage lanes and track revenue from one web portal, and utilizes a dashboard for the monitoring of all activity and transactions for visitors and transient parkers. The company’s customers include municipalities, universities, medical centers and public parking operations across the U.S.

Shai Lustgarten, CEO of OMNIQ Corp., commented: “This acquisition is a game changer for us. After being the pioneer in developing and providing Machine Vision – Object Identification solutions, this acquisition establishes us as a Prime Contractor offering an innovative and superior approach and propels us to the top of the food chain in the Parking Industry. The Automation of Parking Industry is expected to grow to $5.2B by 2023*.

“As the Prime Contractor, we shall benefit from capturing the whole project revenue versus just a fraction of the revenue acting exclusively as a provider of the Machine Vision solution. Moreover, our new comprehensive solution will accelerate the shift to a recurring transaction based revenue sharing model. Our Vehicle Recognition system was successfully tested by a leading Homeland Security Authority in the Middle East, proving its superior accuracy which is the key feature for Automated Parking solutions.

“Adding these new capabilities to our superior Machine Vision technology creates an innovative approach for the Industry, similar to how UBER changed the transportation industry. The combination of our AI-Machine Vision technology and the Eyepax cloud-based platform, creates a seamless solution that makes finding and paying for parking much more convenient to the customer, while also increasing efficiencies and enhancing revenue generating capacity for the parking provider. With the addition of the accessible, web-based PERC system, OMNIQ will now have the ability to engage directly with the end-user, providing a scalable platform that generates recurring revenue. We are energized by this acquisition and believe this enhanced fully integrated cloud and AI solution is a competitive advantage as we leverage the significant opportunities we see in the ticketless/safe parking industry.”

Mr. Lustgarten concluded, “We welcome the Eyepax founders and employees coming to our team, and we remain focused on continuing to innovate and leverage our AI-Machine Vision capabilities to meet the evolving needs of our growing Public Safety, Automation of Parking and Supply Chain verticals and our broad customer base including many Fortune 500 customers.”

(*)Source: MarketsandMarkets: Parking Management Market by Solution (Parking Guidance, Reservation Management, Permit Enforcement, PARC, Security & Surveillance, Analytics), Service, Deployment Type, Parking Site (Off-Street and On-Street), and Region-Global Forecast to 2023 (June 2018).

About OMNIQ Corp.

OMNIQ Corp. (OTCQB: OMQS) provides computerized and Machine Vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management and access control applications. The technology and services provided by the Company help clients move people, assets and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

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